SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2003


                           DAVEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                              000-25207 59-3538257
          (Commission File Number) (I.R.S. Employer Identification No.)

                          200 Public Square, Suite 700
                               Cleveland, OH 44114
          (Address of principal executive offices, including ZIP code)

                                 (216) 241-2555
                         (Registrant's telephone number,
                              including area code)

                              1001 Lakeside Avenue
                               Cleveland, OH 44114
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

          99.1 Press Release, dated November 14, 2003, issued by Davel Communications, Inc.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          (a) On November 14, 2003, Davel Communications, Inc. issued a press release announcing its operating results for the three-month and nine-month periods ended September 30, 2003, which is being filed herein pursuant to Item 12 (a) of Form 8-K.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 14, 2003


                      DAVEL COMMUNICATIONS, INC.



                      By: /s/ Donald L. Paliwoda
                          ----------------------
                      Name:  Donald L. Paliwoda
                      Title:  Chief Financial Officer


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                                  EXHIBIT LIST

   Exhibit                          Description
      No.                         ---------------
   ---------

99.1     Press Release, dated November 14, 2003, issued by Davel
         Communications, Inc.